[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                    EXHIBIT 10.8

                          LICENSE AND SUPPLY AGREEMENT

         This License and Supply Agreement (this "Agreement") is entered into as of the last signature hereunder (the "Effective Date") by and between Berna Biotech AG, a Swiss corporation having its principal place of business at Rehhagstrasse 79, CH-3018 Berne, Switzerland ("Berna"), and Dynavax Technologies Corporation, a USA corporation having its offices at 717 Potter Street, Berkeley, California 94710, USA ("Dynavax"). Berna and Dynavax may be referred to in the Agreement individually as a "Party", and collectively as the "Parties".

                                    RECITALS

         A. Berna is the inventor of, and possesses certain information, technology, patents and other intellectual property rights regarding its proprietary yeast expression system based on the methyltrophic yeast Hansenula polymorpha (Hansenula Expression System) which are protected as intellectual property rights owned by Berna's affiliate Rhein Biotech N.V., Maastricht, The Netherlands. Based on its proprietary Hansenula Expression System, Berna's affiliates Rhein Biotech GmbH, Dusseldorf, Germany and Green Cross Vaccine Corporation, Yongin City, Korea ("GCVC") have developed processes for the production of adr-HBsAg, a component of vaccines for hepatitis B.

         B. Dynavax is developing a prophylactic hepatitis B vaccine comprising an ISS-1018 oligonucleotide and HBsAg. Dynavax desires to license from Berna adr-HBsAg for use in such vaccine.

         C. Dynavax is also developing a therapeutic hepatitis B vaccine comprising an ISS oligonucleotide and HBsAg. Dynavax desires to license from Berna adr-HBsAg for use in such vaccine.

         D. Berna is willing to provide Dynavax access to adr-HBsAg, including the supply thereof by GCVC, and to grant Dynavax a license under such intellectual property rights of Rhein Biotech N.V., in accordance with the terms and conditions set forth in this Agreement.

                                    AGREEMENT

For good and valuable consideration, including the covenants and obligations expressed herein, receipt of which is hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

1. DEFINITIONS.

         1.1 "adr-HBsAg" shall mean the hepatitis B surface antigen of the subtype adr produced with the Hansenula polymorpha Expression System.

         1.2 "adr-HBsAg Technology" shall mean (a) the technology with which adr-HBsAg in bulk can be produced and with which quality analysis is being performed, and (b) all patents, know-how and other intellectual property owned or controlled by Berna that claims or covers adr-HBsAg or its manufacture or use, including but not limited to the patents listed in Appendix C.

         1.3 "Affiliate" shall mean any business entity that controls, is controlled by, or is under common control with another corporation or business entity. As used in this definition, the direct or indirect ownership of at least fifty percent (50%) or, if smaller, the maximum allowed by applicable law, of the voting securities or an interest in the assets, profits or earnings of a business entity shall be deemed to constitute "control" of the business entity. Rhein Biotech N.V., Rhein Biotech GmbH and GCVC are Affiliates of Berna in the sense of this definition.

         1.4 "Berna" shall mean Berna and/or its affiliates mentioned above, as is appropriate in view of the rights and obligations under this Agreement.

         1.5 "cGMP" shall mean current good manufacturing practices as defined by relevant Pharmaceutical Law and Pharmaceutical, Control Authority and Regulatory guidance in the country of Manufacturing.

         1.6 "Confidential Information" shall have the meaning assigned thereto in Section 14.1.

         1.7 "Disease Field" shall mean the field of inducing an active, long term prophylactic response or therapeutic immune response against Hepatitis B (including chronic status) in humans.

         1.8 "Dynavax" shall mean Dynavax as defined above as well as its affiliates, as is appropriate in view of the rights and obligations under this Agreement.

         1.9 "Fill and Finish Manufacturer" shall have the meaning assigned thereto in Section 2.3(c).

         1.10 "Government Approval" shall mean any approvals, licenses, registrations or authorisations of any Regulatory Authorities, necessary for the use, development, testing, production, marketing, sale or distribution of the Vaccines in a regulatory jurisdiction.

         1.11 "ISS" shall mean ISS 1018 (5'-TGACT GTGAA CGTTC GAGAT GA-3') or ISS 295 (5'-TCGTCGA-HEG-ACGTTCG-HEG-AGATGAT-3').

         1.12 "Manufacturing and Supply" shall mean the commercial manufacture, processing, packing, holding, all required labelling, testing, storage, release and supply to Dynavax or its designee of adr-HBsAg in accordance with the terms and conditions set forth in this Agreement.

         1.13 "Net Sales" shall mean the gross amount invoiced by Dynavax or Sublicensee (if applicable) for the sale or other disposition to an unaffiliated third party of Vaccines, less the following deductions for amounts actually incurred or allowed related to the sale or other disposition:

                           (a) trade, cash and quantity discounts (including
                  volume discounts), credits and rebates, and credits, rebates and allowances and adjustments for rejections, recalls or returns (not in excess of the selling price of the Vaccine); and

                           (b) freight, insurance, sales, use, excise,
                  value-added and similar taxes or duties imposed on the sale and included in the gross amount invoiced; and

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

                           (c) reasonable and customary rebates actually granted
                  to managed health care organizations, federal, state, or local governments (or their agencies), and managed health organizations (including Medicaid rebates); and

                           (d) amounts debited on account of specific bad debts
                  with respect to Net Sales previously invoiced, determined in accordance with the selling Party's normal accounting procedures consistently applied within and across its pharmaceutical or biopharmaceutical operating unit.

         1.14 "Prophylactic Vaccine" shall mean a prophylactic Hepatitis B vaccine developed by Dynavax or its sublicensee and comprised of an ISS and adr-HBsAg, and that potentially utilises additional delivery or adjuvant technology, in pharmaceutical dosage forms suitable for human use.

         1.15 "Proposed Publication" shall have the meaning assigned thereto in Section 8.1.

         1.16 "Regulatory Authorities" shall mean those government agencies or authorities responsible for the regulation of Vaccines and/or adr-HBsAg (including without limitation the manufacture, supply and sale thereof) in the Territories.

         1.17 "Specifications" shall mean those specifications set forth in Appendix A

         1.18 "Sublicensee" shall mean any permitted sublicensee of the license granted to Dynavax under this Agreement as further described in Section 2.3.

         1.19     "Territory A" shall mean Europe and North America.

         1.20 "Territory B" shall mean all countries of the world except Japan and those named in the definition of Territory A.

         1.21     "Territories" shall mean Territory A and Territory B.

         1.22 "Therapeutic Vaccine" shall mean a therapeutic hepatitis B vaccine developed by Dynavax or its sublicensee and comprised of an ISS and adr-HBsAg, and that potentially utilises additional delivery or adjuvant technology, in pharmaceutical dosage forms suitable for human use.

         1.23     "Vaccines" shall mean Prophylactic Vaccine and Therapeutic
Vaccine.

2. LICENSE GRANT.

         2.1 Subject to the terms and conditions of this Agreement, Berna hereby grants to Dynavax for the term of this Agreement, unless earlier terminated in accordance with Section 15, a non-exclusive license under the adr-HBsAg Technology, with the right to sublicense solely in accordance with Sections 2.3, to research, develop, manufacture, have manufactured, market, distribute, import, use, offer for sale and sell Vaccines in the Territories for use solely in the Disease Field. Such license grant does not permit the transfer by Dynavax to any third party of adr-HBsAg other than as part of assembled Vaccines (including, without limitation, transfer of Vaccines to third parties for preclinical testing, toxicology, or clinical trials) or in accordance with
Section 2.3, without the prior written approval of Berna, such approval not to be unreasonably withheld.

         2.2 The license granted in Section 2.1 is specific to the Disease Field. For the purpose of clarification, Dynavax shall have no right to include the adr-HBsAg in any other

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product intended for therapeutic or prophylactic use in any field outside of the
Disease Field, whether such other product is formulated as part of the Vaccines or sold in bundled package together with the Vaccines, unless a separate license for such other product and other disease field is expressly granted in writing by Berna to Dynavax.

         2.3 Berna hereby grants to Dynavax for the term of this Agreement, unless earlier terminated in accordance with Section 15, the right to sublicense the right to research, develop, manufacture, have manufactured, market, distribute, import, use, offer for sale and sell Vaccines in the Territories under the adr-HBsAg Technology in the Disease Field as follows:

                           (a) Prior to the grant of a sublicense, Dynavax shall
                  notify Berna in writing of the identity of the intended Sublicensee, and Berna shall have thirty (30) days to consent to the Sublicensee, such consent not to be unreasonably withheld. If Berna does not notify Dynavax in writing within such thirty (30) day period that Berna does not consent to such Sublicensee, Berna shall be deemed to have consented. All sublicense agreements shall be consistent with the terms of this Agreement and shall expressly bind the Sublicensee to the applicable terms of this Agreement and shall provide for the automatic assignment of the sublicense agreement to Berna if this Agreement is terminated by Berna. Dynavax shall promptly furnish Berna with a fully executed copy of any sublicense agreement.

                           (b) For the avoidance of doubt, either Dynavax or its
                  Sublicensee may develop, manufacture, have manufactured, use, market, distribute, import, use, offer for sale and sell Vaccines in any part of the Territories.

                           (c) For purposes of clarity, `manufacture' and `have
                  manufactured' includes the combining of the adr-HBsAg and the ISS to create the Vaccines, but does not include the manufacture of adr-HBsAg itself. For further clarity, the use of a third party (the "Fill and Finish Manufacturer") for the combining of the adr-HBsAg and the ISS and related formulation work to create the Vaccines, and related fill and finish work (including labelling and packaging), which will then be given to Dynavax or its Sublicensee for sale or other distribution, shall not be considered a sublicensing per se.

3. SUPPLY OF ADR-HBsAg.

         3.1 SUPPLY COMMITMENT. Berna agrees to provide Dynavax on a non-exclusive basis, under the terms and condictions of this Article 3 (including supply prices) with the quantities of adr-HBsAg meeting the Specifications as required by Dynavax for use in making Vaccines for sale by Dynavax and/or its Sublicensees, whether as Prophylactic Vaccine and/or Therapeutic Vaccine.

         3.2      SUPPLY PRICE

                  3.2.1 PROPHYLACTIC VACCINE. Berna will provide to Dynavax adr-HBsAg meeting Specifications on a bulk basis for incorporation into Prophylactic Vaccine, at the following prices:

                           (a) For pre-clinical and clinical development, [***].
                  For all subsequent orders for pre-clinical


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                  and clinical development purposes the price will be [***].

                           (b) For commercialisation in Territory A, [***].

                           (c) For commercialisation in Territory B, [***].

                  3.2.2 THERAPEUTIC VACCINE. Berna will provide to Dynavax adr-HBsAg meeting Specifications on a bulk basis for incorporation into Therapeutic Vaccine, at the following prices:

                           (a) For pre-clinical and clinical development, [***].

                           (b) For commercialisation in all Territories, [***].

                  3.2.3 If Berna's manufacturing costs increase due to Dynavax's requirements for new or modified Specifications or formulations of adr-HBsAg, the Parties shall negotiate in good faith a new pricing system. Berna shall not be obligated to manufacture in accordance with any such new or modified Specifications or formulations until the Parties have agreed to a price.

         3.3      In all cases, sales to Dynavax will be EXW (ex works;Incoterms
2000). To control the shipment conditions, Berna will pack the quantities of adr-HBsAg suitable for delivery to the destination selected by Dynavax. Notwithstanding above mentioned EXW, Berna will arrange the shipping. All costs for freight and insurance will be charged to Dynavax separately with the invoice for each delivery. Thus the shipping terms on the invoice will show CIP `airport of destination'.

         3.4 TITLE TO ADR-HBsAg. Berna shall retain all title and interest in and to any and all adr-HBsAg manufactured by Berna hereunder until such adr-HBsAg is supplied by Berna to Dynavax and paid for by Dynavax as provided in
Section 3.2. Transfer of ownership shall not in any way relieve Dynavax of the covenants under Section 2.2, which shall continue to apply to all adr-HBsAg purchased by Dynavax from Berna.

         3.5 FORECASTS. Within [***] after the Effective Date and [***], Dynavax shall provide Berna with a rolling forecast for the amount of adr-HBsAg required for the [***] period that commences [***] following the date of the forecast. The amounts for the [***] shall be by [***]. The amounts for the following [***] months shall be by [***]. The amounts forecasted for the [***] of the forecast (the "Ordered Amount") shall be automatically [***] firm and binding; [***] of the amounts forecasted for the following [***] of the forecast shall be automatically firm and binding; and the amounts forecasted for the [***] shall be non-binding.

                           (a) Berna shall fill each Ordered Amount within [***]
                  from receipt of such order from Dynavax; provided, however, in the event a given order exceeds the requirements estimated in Dynavax's latest [***] rolling forecast for the [***] in question, Berna shall have up to [***] from receipt of such order to fill such excess requirements.


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

                           (b) Notwithstanding any other provision of this
                  Agreement, unless otherwise agreed to in writing by Berna, Berna shall not be obligated to supply to Dynavax in a given [***] more adr-HBsAg than [***] above the amount estimated in Dynavax's latest [***] rolling forecast for the [***] in question, even if such quantity falls within production capacities, but Berna shall use commercially reasonable efforts to supply any such excess amounts.

         3.6 CONFORMANCE TO SPECIFICATIONS. The adr-HBsAg supplied by Berna or its manufacturing designee hereunder shall conform at the time of delivery to Dynavax to the applicable Specifications. Dynavax may test any adr-HBsAg delivered hereunder to determine conformance of such adr-HBsAg with the applicable Specifications. If Dynavax determines that such adr-HBsAg does not meet such Specifications, Dynavax, shall within [***] of receipt of the nonconforming adr-HBsAg, notify Berna in writing of such nonconformance, including test results supporting Dynavax's determination. Berna shall, at no charge to Dynavax, replace nonconforming adr-HBsAg with adr-HBsAg that meet such Specifications. If Berna disagrees with the alleged nonconformity of the adr-HBsAg with the specifications, an independent laboratory, mutually agreed upon in writing by the Parties, shall analyse samples of the alleged nonconforming adr-HBsAg to determine compliance with the Specifications. Dynavax and Berna shall be bound by the laboratory analysis of such adr-HBsAg. The cost incurred in connection with retaining the independent laboratory shall be borne by Dynavax if the adr-HBsAg in question is found to conform to the Specifications and by Berna if it is found to not conform to the Specifications.

         3.7 PERMITTED USES. Dynavax shall use the adr-HBsAg supplied by Berna hereunder only for purposes of research, development (including pre-clinical testing and toxicology), manufacturing, marketing, distribution and sale of Vaccines. Dynavax shall use the adr-HBsAg in compliance with this Agreement and with all applicable federal, state and local laws and regulations. Dynavax shall not transfer the adr-HBsAg or any related information to any person who is not under the immediate and direct supervision of Dynavax, except as may otherwise expressly be provided in this Agreement.

         3.8 ACCESS TO FACILITIES. At Dynavax cost, Berna shall permit Dynavax and the Regulatory Authorities and their respective agents and representatives reasonable access to the facilities where the Manufacturing and Supply is being carried out at times mutually agreed to by Berna and Dynavax.

         3.9 SHIPPING. Delivery shall be to Dynavax, C.I.P, named place of destination (Incoterms 2000), this place being outside the geographical region of Europe, with costs of insurance and freight invoiced to Dynavax, or its Sublicensee, as mentioned in Section 3.3. Risk for adr-HBsAg shall pass to Dynavax after delivery. Title shall pass to Dynavax after full payment of the invoiced price only.

         3.10 MAINTENANCE OF RECORDS. Berna shall keep or cause to be kept complete, accurate and current records relating to all of its Manufacturing and Supply activities in accordance with all applicable laws, cGMP and the requirements of the Regulatory Authorities in the European Union.

         3.11 ACCESS TO RECORDS. Berna shall provide Dynavax, at Dynavax's cost, with copies of all documentation under Berna's control relating to its Manufacturing and Supply of adr-HBsAg to the extent such documentation is required by any Regulatory Authority to be included in any Vaccines regulatory approval submission to such Regulatory Authority and to the extent this is economically reasonable. Berna hereby grants Dynavax and its Sublicensees


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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the right to reference Berna's regulatory approvals, if any, for adr-HBsAg and the drug master file for each adr-HBsAg on file with any regulatory agency. Upon Dynavax's request, Berna shall execute letters of authorisation evidencing Dynavax' and its Sublicensees' reference rights as set forth above. While Berna grants the above rights to the adr-HBsAg Technology and the use of the related documention, it is Dynavax's and its Sublicensees' obligation to comply with all relevant laws and regulations in the Territories.

         3.12 COMPLIANCE WITH GMP STANDARDS. Berna is producing the adr-HBsAg under local cGMP requirements and is involved in the process of increasing the cGMP standards towards the level which will be compliant with European standards. Berna agrees to use reasonable commercial efforts to provide adr-HBsAg that complies with European and Canadian standards if so required by Dynavax.

4. PAYMENTS AND REPORTS

         4.1 LICENSE FEE. As partial consideration for the rights and licenses granted hereunder, Dynavax shall pay Berna a non-refundable, non-creditable license fee of [***] within ten (10) days of the Effective Date of this Agreement.

         4.2      PROPHYLACTIC VACCINE

                  4.2.1 MILESTONES. As partial consideration for the rights and licenses granted hereunder, Dynavax shall pay Berna the following non-refundable, non-creditable milestone payments:

                           (a) [***] within thirty (30) days of submission of
                  the first application for licensure of Prophylactic Vaccine anywhere in the Territories.

                  Such payment shall only be due if payment for the corresponding milestone for the Therapeutic Vaccine has not been made (Section 4.3.1(a)(i)).

                           (b) [***] within thirty (30) days following the first
                  licensure of Prophylactic Vaccine anywhere in the Territories.

                  Such payment shall only be due if payment for the corresponding milestone for the Therapeutic Vaccine has not been made (Section 4.3.1 (a)(ii)).

                  4.2.2 ROYALTY. As partial consideration for the rights and licenses granted hereunder, Dynavax shall pay Berna a [***] royalty on annual Net Sales made by Dynavax or its Sublicensee of Prophylactic Vaccine, commencing with the first commercial sale of Prophylactic Vaccine by Dynavax or its Sublicensee anywhere in the Territories.

         4.3      THERAPEUTIC VACCINE

                  4.3.1 IN CASE OF COMPLETION OF DEVELOPMENT AND COMMERCIALISATION BY DYNAVAX, Dynavax shall pay Berna the following:


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                           (a) MILESTONES. As partial consideration for the
                  rights and licenses granted hereunder, Dynavax shall pay Berna the following non-refundable, non-creditable milestone payments based on achievement of the milestone events by
                  Dynavax:

                                    (i)      [***] within thirty (30) days of
                                    submission of the first application for
                                    licensure of Therapeutic Vaccine anywhere in the Territories.

                                    Such payment shall only be due if payment for the corresponding milestone for Prophylactic Vaccine has not been made (Section 4.2.1(a)).

                                    (ii)     [***] within thirty (30) days
                                    following the first licensure of Therapeutic
                                    Vaccine anywhere in the Territories.

                                    Such payment shall only be due if payment for the corresponding milestone for Prophylactic Vaccine has not been made (Section 4.2.1(b)).

                           (b) ROYALTY. As partial consideration for the rights
                  and licenses granted hereunder, Dynavax shall pay Berna a [***] royalty on annual Net Sales made by Dynavax of Therapeutic Vaccine, commencing with the first commercial sale of Therapeutic Vaccine by Dynavax anywhere in the Territories.

                           (c) SALES BONUS PAYMENTS. As partial consideration
                  for the rights and licenses granted hereunder, Dynavax shall pay Berna the following one-time milestone payments if the applicable milestone event is achieved:

                                    (iii)    [***] upon achievement of [***] in
                                    cumulative Net Sales of Therapeutic Vaccine anywhere in the Territories.

                                    (iv)     [***] upon achievement of [***] in
                                    cumulative Net Sales of Therapeutic Vaccine anywhere in the Territories.

                  4.3.2 IN CASE DYNAVAX ELECTS TO SUBLICENSE DEVELOPMENT AND/ OR COMMERCIAL RIGHTS TO THE THERAPEUTIC VACCINE, Dynavax shall pay Berna the following in lieu of payment under 4.3.1:

                           (a) [***] of all revenues, in any form (including,
                  but not restricted to, upfront, milestones, royalty and sales bonus payments), it receives in consideration of having granted such sublicense.

                           (b) For clarity, the following amounts received by
                  Dynavax shall not be deemed to be revenues in consideration of the sublicense: equity investment in Dynavax, loans (if repaid), and R&D funding.


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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         4.4      PAYMENT TERM. Royalties, if due, shall be paid for 15 years from the first commercial sale of Vaccines in each country.

         4.5 PAYMENT SCHEDULE. Royalties shall be calculated on a semi-annual basis, specifically, the periods January 1 through June 30 and July 1 through December 31, ("Semi-Annual Period") and shall be due and payable within forty-five (45) days after the end of such Semi-Annual Period, commencing upon the completion of the first Semi-Annual Period during which the first commercial sale occurs.
Should Dynavax elect to sublicense development and/ or commercial rights to Therapeutic Vaccine, payment of Berna share of the proceeds as defined in
Section 4.3.2 shall be due and payable within forty-five (45) days after the end of the Semi-Annual Period, commencing upon completion of the Semi-Annual Period during which signature of the sublicensing agreement occurs.

         4.6 PAYMENT REPORTS. Forty-five (45) days following the end of each Semi-Annual Period, Dynavax shall furnish to Berna a written report that includes (a) the identity of the countries in which sales of Vaccines have been made and (b) the Net Sales of each Vaccine by Dynavax and the number thereof sold in each such country. Such reports shall be due together with the royalty and sales bonus payments under Sections 4.2.2, 4.3.1(b) and 4.3.1(c) subsequent to launch of the Vaccines. Such reports shall be made whether or not Dynavax has engaged in any sales of Vaccines during the Semi-Annual Period.
Should Dynavax elect to sublicense development and/ or commercial rights to Therapeutic Vaccine, forty-five (45) days following the completion of the Semi-Annual Period during which signature of the sublicensing agreement occurs, Dynavax shall furnish to Berna a written report that includes details of proceeds due to Dynavax under that agreement. At the end of each Semi-Annual Period thereafter, Dynavax shall furnish to Berna a written report that details any proceeds received by Dynavax from the Sublicensee. Such reports shall be due together with payments under Section 4.3.2. Such report shall be made whether or not Dynavax has received any proceeds from the Sublicensee during the Semi-Annual Period.
All information provided by Dynavax pursuant to this Section 4.6 shall be Confidential Information and subject to the terms of Section 14 hereto.

         4.7 AUDITS. Dynavax shall keep, and shall cause its Sublicensee to keep, full, complete and accurate records and accounts of Net Sales of each Vaccine and of other proceeds from Sublicensee in sufficient detail to enable the royalty, sales bonus and other payments payable to Berna to be determined. Upon reasonable notice to Dynavax, Berna shall have the right to have an independent certified public accountant audit Dynavax's records pertaining to Vaccines during normal business hours to verify the royalty, sales bonus and other payments payable pursuant to this Agreement; provided, however that (a) such audit shall not take place more frequently than once a year, and (b) shall not cover such records for more than the preceding three (3) years. Such audits shall be at Berna's expense unless such audit determines that Dynavax has paid Berna less than ninety-five percent (95%) of the amount determined to be due for a given time period, in which case such audit shall be at Dynavax's expense and Dynavax shall pay to Berna the reasonable cost of such audit and any shortfall in payments due to Berna within thirty (30) days following Berna's invoice to Dynavax therefor. Dynavax shall preserve and maintain all such records and accounts required for audit for a period of three (3) years after the calendar year to which such records and accounts apply.

         4.8 PAYMENT INSTRUCTIONS. All payments due hereunder shall be made in Swiss Francs (CHF) by wire transfer of immediately available funds to the following account:

                  Account No.       [***]
                  Bank:             [***]


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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                  Swift Code:       [***]
                  Clearing No.      [***]

or to such other account as Berna may designate from time to time.

         4.9 PAST DUE AMOUNTS. Any past due payments under this Agreement shall accrue interest until paid at [***] per annum, or the maximum rate permitted by law, whichever is less.

5. DEVELOPMENT AND COMMERCIALISATION

As partial consideration for the rights and licenses granted hereunder, Dynavax and Berna agree to the following terms for development and commercialisation, as follows:

         5.1      PROPHYLACTIC VACCINE

                  5.1.1 BERNA TO COMMERCIALISE. As partial consideration for the rights and licenses granted hereunder, Dynavax grants Berna the exclusive right to commercialise Prophylactic Vaccine in the Territories on the following terms:

                           (a) Within two (2) months after availability to
                  Berna, in at least a written overview form, of clinical results from the first pivotal phase III trial of Prophylactic Vaccine, Berna will negotiate and enter into a commercialisation agreement with Dynavax for Prophylactic Vaccine on commercially-reasonable terms as are negotiated by the Parties, by providing, on a country-by-country basis, an acceptable sales and marketing plan.

                           (b) The commercialisation agreement shall be
                  structured in the form of a distribution agreement under which Berna shall have [***].

                           (c) Based on its review of the phase III trial
                  results and evaluation of the commercial opportunity, Berna may exercise an option out of such commercialisation agreement with Dynavax for Prophylactic Vaccine (if entered into) on a country-by-country basis at its sole discretion. If so, Dynavax may choose to commercialise Prophylactic Vaccine alone, subject to the payment provisions of Section 4.2.

         5.2      THERAPEUTIC VACCINE

                  5.2.1 OPTION TO COLLABORATE. As partial consideration for the rights and licenses granted hereunder, Dynavax grants Berna an exclusive option to negotiate and enter into a joint development agreement for the Therapeutic Vaccine on commercially reasonable terms as are negotiated by the Parties, on the following terms:

                           (a) This option shall be valid from the Effective
                  Date and shall expire [***] after availability to Berna, in at least a written overview form, of phase II proof-of-concept data showing statistically significant impact on markers of viral replication or histological markers of liver damage.

                           (b) Should Berna exercise the option and the Parties
                  enter into a joint development agreement with Dynavax. [***]. This sum shall be


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                  payable in semi-annual instalments of one third. The first payment shall be made within 30 days of expiry of the option period, with the remaining payments to be made on the two subsequent six-month anniversaries of this date.

                           (c) Should Berna exercise the option to enter into a
                  joint development agreement with Dynavax, [***].

                           (d) Should Berna exercise the option to enter into a
                  joint development agreement with Dynavax, the terms of this Agreement, as applicable to Therapeutic Vaccine according to Sections 2, 3.2, 4 and 6, become void from the date of signature of the joint development agreement. The option to commercialise (Section 5.2.2) becomes void also.

                  5.2.2 OPTION TO COMMERCIALISE. If Berna does not exercise its option under Section 5.2.1, and Dynavax has not sublicensed commercial rights to the Therapeutic Vaccine as part of a combined development and commercialisation agreement, then Dynavax grants Berna an exclusive option to commercialise Therapeutic Vaccine on the following terms:

                           (a) This option shall be valid from the Effective
                  Date and shall expire [***] after availability of clinical results to Berna, in at least a written overview form, from the first pivotal phase III trial, during which time Berna will be entitled to negotiate and enter into a commercialisation agreement with Dynavax for the Therapeutic Vaccine on commercially-reasonable terms as are negotiated by the Parties, by providing, on a country-by-country basis, an acceptable sales and marketing plan.

                           (b) The commercialisation agreement shall be
                  structured in the form of a distribution agreement under which Berna shall have [***].

                           (c) Should Berna exercise the option and the Parties
                  enter into a commercialisation agreement with Dynavax for Therapeutic Vaccine, the terms of this Agreement as applicable to Therapeutic Vaccine become void from the date of signature of the commercialisation agreement.

6. PERFORMANCE OBLIGATIONS.

         6.1 COMMERCIAL DEVELOPMENT. Dynavax shall use its commercially reasonable diligent efforts to meet the development schedule attached hereto as Appendix B. Dynavax shall at all times keep Berna generally informed of Dynavax's updated development plans, which Dynavax shall provide to Berna in writing [***], for Vaccines, including Dynavax's planned timing for Vaccines commercial launch dates on a country-by-country basis. All dates and other information provided by Dynavax in such plan shall be used for planning purposes only, and shall be subject to reasonable modification by Dynavax based on its actual progress in the development process. Berna and Dynavax shall meet annually regarding Dynavax's efforts under this Agreement. Not more than two representatives from each Dynavax and Berna shall attend such meeting, which may take place either in person in a mutually agreed-upon location or via teleconference. At least thirty (30) days prior to each such meeting, Dynavax shall submit an annual written report to Berna that summarises Dynavax's efforts toward development and commercialisation of Vaccines.


[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         6.2 MARKETING DOCUMENTATION. At all times during the term of this Agreement, Dynavax agrees to furnish reasonably promptly to Berna upon request all documentation and data that is or may hereafter be in Dynavax's possession relating to Dynavax's marketing of Vaccines, including, but not limited to, marketing support data. All such information and data shall be Confidential Information subject to Section 14 hereof.

7. GOVERNMENTAL APPROVALS.

         7.1 A Party shall be responsible at its own expense for obtaining all Government Approvals for a Vaccine in any country where that Vaccine shall be sold or otherwise distributed by that Party. Each Party, at its own expense, agrees to provide the other Party with any assistance reasonably requested by it in obtaining such Governmental Approvals. While Berna grants the above rights to the adr-HBsAg Technology and the use of the related documention, it is Dynavax's and its Sublicensees' obligation to comply with all relevant laws and regulations in the Territories.

         7.2 Within sixty (60) days following receipt by a Party, it shall promptly provide the other Party with notice of all Government Approvals received by it regarding Vaccines.

8. PUBLICATIONS.

         8.1 IN GENERAL. Dynavax shall not publish or present, orally or in writing, including without limitation at symposia, national or regional professional meetings, or to publish in journals or other publications, any Confidential Information of Berna in any way relating to any aspect of the adr-HBsAg, whether separately or as part of Vaccines, including, but not limited to, the development or manufacture of the adr-HBsAg, whether separately or as part of Vaccines (the "Proposed Publication"), without providing Berna the opportunity for prior review. The Proposed Publication will be submitted to Berna at least [***] prior to the date on which it is to be submitted or disclosed to any person or entity not a party to this Agreement. During the [***] period, Berna will review the Proposed Publication for accuracy, disclosure of patentable material or disclosure of its Confidential Information. If, in Berna's sole opinion, a Proposed Publication contains patentable material, Berna will so notify Dynavax before the expiration of the [***] review period. After such notice, Berna may delay publishing for a period of up to [***], to permit filing of appropriate patent applications. Berna shall have the right to remove its Confidential Information from any Proposed Publication.

         8.2      PUBLIC ANNOUNCEMENTS.

                  8.2.1 Within 7 days of the execution of this Agreement, the Parties agree to issue a joint press release on the same date. This press release must receive the prior written approval of each party prior to issuance, which approval shall not be unreasonably withheld

                  8.2.2 During the term of this Agreement, the Parties agree to consult with each other before issuing any press release or making any public statement based on new or previously undisclosed information with respect to this Agreement or any other transaction contemplated herein and, except as may be required by applicable law or any listing agreement with any national securities exchange, shall not issue any such press release or make any such public statement prior to obtaining the written consent of the other Party, such consent not to be unreasonably withheld.


[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9. REPRESENTATIONS AND WARRANTIES.

         9.1 NONTRANSFER. Dynavax represents and warrants that it will not transfer the adr-HBsAg, other than as part of the Vaccines, to any third party without the prior written consent of Berna, save for Dynavax's transfer of adr-HBsAg to its Sublicensee or Fill and Finish Manufacturer as stipulated in
Section 2.3, or as a Permitted Use under Section 3.7.

         9.2 COMPLIANCE WITH LAW. Dynavax warrants that Vaccines manufactured and/or sold or distributed by Dynavax will be manufactured, sold and distributed in accordance with all applicable laws, rules and regulations of the country of manufacture, sale or distribution of such Vaccines. Berna warrants that all adr-HBsAg manufactured and sold to Dynavax will be manufactured, sold and distributed in accordance with all applicable laws, rules and regulations of the country of manufacture.

         9.3 NO CONFLICT. Each Party hereby represents and warrants that it is authorised to enter into this Agreement and that this Agreement does not create a conflict with any other right or obligation provided under any other agreement or obligation that such Party has with any third party.

10. INDEMNIFICATION.

         10.1 Dynavax hereby agrees to indemnify, defend and hold harmless Berna, its Affiliates and their officers, agents and employees from and against any and all claims, actions, proceedings, liabilities or losses, including reasonable legal expenses and costs, including attorney fees (collectively, "Losses"), that arise from (a) any material breach of this Agreement, including a breach of any representation, warranty or covenant made by Dynavax hereunder, by Dynavax, (b) the negligence or wilful misconduct of Dynavax, its Affiliates or Sublicensee(s) and the employees, agents and contractors thereof, (c) any manufacturing of Vaccines, (d) the Vaccines infringing upon or violating any third party's patent or other proprietary rights , or (e) any handling, possession, use, marketing, distribution or sales of Vaccines by Dynavax or its Sublicensee(s); provided, however, that Dynavax shall have no obligation to indemnify Berna to the extent that such losses are the result of Berna's gross negligence or wilful misconduct or supply of defective adr-HBsAg.

         10.2 Berna hereby agrees to indemnify, defend and hold harmless Dynavax, its Affiliates and their officers, agents and employees from and against any and all claims, actions, proceedings, liabilities or losses, including reasonable legal expenses and costs, including attorney fees (collectively, "Losses"), that arise from (a) any material breach of this Agreement, including a breach of any representation, warranty or covenant made by Berna hereunder, by Berna, (b) the negligence or wilful misconduct of Berna, its Affiliates or Sublicensee(s) and the employees, agents and contractors thereof, (c) any manufacturing of adr-HBsAg, (d) the adr-HBsAg infringing upon or violating any third party's patent or other proprietary rights in the country of manufacturing, or (e) any handling, possession, use, marketing, distribution or sales of Vaccines by Berna or its sublicensees; provided, however, that Berna shall have no obligation to indemnify Dynavax to the extent that such Losses are the result of Dynavax's gross negligence or wilful misconduct.

11. INSURANCE.

         11.1 Dynavax shall obtain and maintain in effect during the term of this Agreement and for five (5) year thereafter, with financially strong insurance carriers, commercial general liability insurance covering bodily injury and property damage necessary to meet its liability obligations under this Agreement or amounts comparable to other companies of the same size and having the same business as Dynavax. Dynavax shall provide a statement to Berna in which Dynavax identifies its insurer and warrants that its coverage is sufficient to meet its obligations set forth herein. The insurance limits will be increased as a function of increasing sales levels. There shall be a thirty
(30) day notice of cancellation with respect to the insurance coverage, and Berna shall be notified in the event of any material change directly affecting Berna in the insurance contract or coverages afforded. Dynavax shall be solely responsible for the payment of any deductible. Berna shall maintain similar insurance levels as the above.

12. LIMITATION OF LIABILITY

In no event will either Party hereto be liable for any special, incidental, consequential or indirect damages suffered by the other Party arising in any way out of this Agreement, however caused and on any theory of liability. This limitation will apply even if the Party has been advised of the possibility of such damage.

13. DISCLAIMER OF WARRANTIES.

All adr-HBsAg are licensed and supplied hereunder "as is," and Berna hereby disclaims any and all representations and warranties with regard to the adr-HBsAg and Vaccines, express or implied, and specifically disclaims any other express or implied warranties, including any implied warranties of merchantability or fitness for a particular purpose or use and any other statutory warranties or any warranty of patentability or noninfringement.

14. CONFIDENTIALITY.

         14.1 CONFIDENTIAL INFORMATION. "Confidential Information" shall mean any proprietary information of a Party that is specifically designated as "confidential" and that is disclosed by such Party to the other Party in any form in connection with this Agreement. For the term of this Agreement and five
(5) years from the date of expiration or termination, each party (a) shall treat as confidential all Confidential Information provided by the other Party, (b) shall not use such Confidential Information except as expressly permitted under the terms of this Agreement or otherwise authorised in writing by the disclosing party, (c) shall implement reasonable procedures to prohibit the disclosure, unauthorised duplication, misuse or removal of such Confidential Information, and (d) shall not disclose such Confidential Information to any third party except as permitted under the Agreement. Without limiting the foregoing, each of the Parties shall use at least the same procedures and degree of care to prevent the disclosure of Confidential Information as it uses to prevent the disclosure of its own confidential information of like importance, and shall in any event use no less than reasonable procedures and a reasonable degree of care.

         14.2 EXCEPTIONS. Notwithstanding the above, a Party shall have no obligation under Section 14.1 with regard to any Confidential Information of the other Party that such Party can demonstrate by competent evidence:

                           (a) was generally known and available to the public
                  domain at the time it was disclosed, or becomes generally known and available to the public domain through no fault of the receiver;

                           (b) was known to the receiver at the time of
                  disclosure as shown by the written records in existence at the time of disclosure;

                           (c) is disclosed with the prior written approval of
                  the disclosing Party;

                           (d) becomes known to the receiving Party from a
                  source other than the disclosing Party without breach of this Agreement by the receiving party and in a manner which is otherwise not in violation of the disclosing party's rights; or

                           (e) was independently developed by receiving Party
                  without any use of Confidential Information of the disclosing Party.

                  14.2.2 REQUIRED DISCLOSURE. Notwithstanding the foregoing, a Party may disclose specific Confidential Information of the other Party solely to the extent such disclosure is required pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, that the disclosing Party shall provide reasonable advance notice to enable the other Party to seek a protective order or otherwise prevent such disclosure.

15. TERM AND TERMINATION.

         15.1 TERM. The term of this Agreement shall be from the Effective Date until expiration of Dynavax obligations to pay royalties pursuant to
Section 4.4.

         15.2 TERMINATION BY AGREEMENT. This Agreement may be earlier terminated by either party upon mutual written agreement.

         15.3     TERMINATION BY DYNAVAX.

                  15.3.1 TERMINATION. This Agreement may be earlier terminated by Dynavax upon twelve (12) months written notice to Berna. If Dynavax terminates under this provision, Berna may continue to manufacture the amounts of adr-HBsAg that are then considered "firm and binding" pursuant to Section 3.5 above, and, if Berna provides or has provided adr-HBsAg to Dynavax, then Dynavax shall make all payments later due to Berna pursuant to Sections 3.2 and 4.

                  15.3.2 PARTIAL TERMINATION. If Berna does not exercise its option to collaborate under Section 5.2.1 above, then Dynavax may terminate this Agreement solely as to the Therapeutic Vaccine if, in its sole discretion, it determines based on technical and commercial considerations that further development of the Therapeutic Vaccine is not feasible.

         15.4 TERMINATION FOR BREACH. Upon any material breach of this Agreement by a Party, the non-breaching Party may terminate this Agreement upon sixty (60) days written notice to the breaching party, provided that such notice shall become effective at the end of the sixty (60) day period only if the breaching party shall not have cured such breach within such period. For purposes of this Agreement, breach shall be deemed to "material" if it includes, but not be limited to, (a) the promotion and sale of Vaccines for use outside of the Disease Field, (b) distribution of adr-HBsAg other than as allowed under this Agreement, (c) failure to pay the royalties and other payments due under
Section 4, (d) failure to comply with the publication obligations specifically related to adr-HBsAg under Section 8.1, and (e) failure to comply with the insurance requirements under Section 11.

         15.5 BANKRUPTCY. Either Party may terminate this Agreement by giving thirty (30) days written notice to the other Party if such other Party
(a) files a petition of bankruptcy or has any such petition filed against such other Party; (b) goes into compulsory liquidation; (c) has its business placed in the possession of a receiver, a government or a government agency; (d) makes an assignment for the benefit of creditors; or (e) is subject to a dissolution or winding up.

         15.6 EFFECTS OF TERMINATION. Neither expiration nor termination shall relieve either party of its obligations under Sections 4.4 through 4.9, 8, 9 through 14 and 16. Further, Dynavax shall make all reports and payments as are required for the final quarter. Upon expiration or termination hereof, at Berna's option, Dynavax shall return or destroy, and certify destruction of, any adr-HBsAg in Dynavax's possession or control.

16. MARCH-IN RIGHTS

In the event that Berna is unable to manufacture and/or to supply to Dynavax the forecasted and ordered amount of adr-HBsAg requested by Dynavax (subject to the exceptions of Section 3.5(a) and 3.5(b) above) for any reason whatsoever (including, but not limited to, bankruptcy, reorganization or merger), and does not cure such failure within one hundred and twenty (120) days of written notice by Dynavax, then Berna grants Dynavax a non-exclusive, non-sublicensable, right and license under the adr-HBsAg Technology in the Territories to make or have made by a third party adr-HBsAg for purposes solely of satisfying Dynavax's requirements for making Vaccines. The choice of such third party will require the explicit consent of Berna, the declaration of which should not be unreasonably withheld.

Dynavax shall thereafter be entitled to access to all material and proprietary rights owned or licensed by Berna necessary to make adr-HBsAg. Such access includes, but is not limited to:

                           (a) access to Berna's Manufacturing Working Cell
                  Bank, and manufacturing process for adr-HbsAg and the relevant analytical procedures.

                           (b) reasonable technical assistance by Berna to
                  enable such manufacturing technology transfer.

All information provided by Berna pursuant to this Section 16 shall be Confidential Information and subject to the terms of Section 14. Dynavax shall use its best efforts to enter into any such manufacturing agreement on customary commercial terms that will allow for termination upon Berna's ability to again supply adr-HBsAg. If Dynavax does enter into such a manufacturing agreement, then such right and license shall not be revoked until such time as Berna is once again in a position to meet its supply obligations under this Agreement, at which time Dynavax's agreement with any third-party manufacturer will be terminated in accordance with the terms therein.

To prevent above mentioned inability to manufacture and/or to supply, Berna has the right to supply to Dynavax, observing reasonable lead times for change, adr-HbsAg from a different manufacturing site that meets the specifications of Annex 2 and is accompanied by documentation satisfying Article 3.12 of this Agreement.

17. GENERAL PROVISIONS.

17.1 INDEPENDENT CONTRACTORS. Berna and Dynavax shall be independent contractors and shall not be deemed to be partners, joint venturers or each other's agents, and neither party shall have the right to act on behalf of the other except as is expressly set forth in this Agreement.

17.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all previous agreements, promises, representations, understandings, and negotiations, whether written or oral between the parties with respect to the subject matter hereof. There shall be no amendments or modifications to this Agreement, except by a written document signed by both parties.

17.3 ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of Berna and Dynavax by reorganisation, merger, consolidation or otherwise, and any assignee that has acquired all of substantially all of the business and properties of either. Berna and Dynavax shall not otherwise assign their rights and obligations hereunder unless having obtained the prior written consent of the other party hereto, which consent will not be unreasonably withheld or delayed.

17.4 GOVERNING LAW; INJUNCTIVE RELIEF. This Agreement shall be construed and enforced in accordance with the laws of Switzerland. It is understood that the application of the United Nations Convention on Contracts for the International Sales of Goods (CISG, Vienna 1980) shall be excluded.Berna shall have the right to such injunctive relief or other legal or equitable relief as is reasonable to ensure that Dynavax does not transfer the adr-HBsAg to a third party, except as allowed under this Agreement, without Berna's prior written consent

17.5 DISPUTE RESOLUTION. Any dispute or claim arising out of or in connection with this Agreement shall be resolved as follows: (a) for a period of thirty (30) days after a dispute arises the respective chief executive officers of the parties or their designees shall negotiate in good faith in an effort to resolve the dispute, and (b) if the dispute has not been resolved at the close of such thirty (30) day period, the matter will be finally settled by binding arbitration. The arbitration proceedings shall be governed by the procedural rules of Chapter 12 of the Swiss Private International Law Act of December18, 1987 (SPIL;SR 291) and by any further rules subsequently agreed upon by the PARTIES or fixed by the arbitration tribunal.

17.6 SEVERABILITY. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

17.7 WAIVER. Any delay or failure in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement.

17.8 NOTICE. Any notice required or permitted by this Agreement to be given to either party shall be in writing and shall be deemed given when delivered personally, by confirmed telecopy to a fax number designated in writing by the party to whom notice is given, or by registered, recorded or certified mail, return receipt requested, and addressed to the party to whom such notice is directed, at:

If to Berna:      Berna Biotech AG.
                  Rehhagstrasse 79
                  CH-3018 Berne
                  Switzerland
                  Attention:  CEO
                  Fax: +41 31 980 62 29
with a copy to:   Berna Biotech Ltd.
                  Rehhagstrasse 79
                  CH-3018 Berne
                  Switzerland
                  Attention: VP Legal/Regulatory Affairs
                  Fax: + 41 31 980 6312

If to Dynavax:    Dynavax Technologies Corporation
                  717 Potter Street, Suite #100
                  Berkeley, California 94710, USA
                  Attention: President
                  Fax: (510) 450-7740

with a copy to:   Cooley Godward LLP
                  Five Palo Alto Square
                  3000 El Camino Real
                  Palo Alto, CA 94306
                  Attention: Barclay James Kamb, Esq.
                  Fax: (650) 849-7400

or at such other address or telecopy number as such party to whom notice is directed may designate to the other party in writing.

17.9 FORCE MAJEURE. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of fire or other casualty or accident, strikes or labour disputes, war or other violence, any law, order, proclamation, ordinance, demand or requirement of any government agency, or any other act or condition beyond the control of the parties hereto, the party so affected, upon giving prompt notice to the other party shall be excused from such performance (other than the obligation to pay money) during such prevention, restriction or interference.

17.10 HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

17.11 COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

18. LIST OF APPENDICES

Appendix A: Specification of adr-HBsAg, extra highly concentrated

Appendix B: Commercial Development schedules of Prophylactic Vaccine and of Therapeutic Vaccine.

Appendix C: Berna Biotech List of relevant Patents

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date last written below.

DYNAVAX,                                       717 Potter Street, Suite #100

                                               Berkeley, California 94710 U.S.A.

/s/ Dino Dina                                  October 28, 03
---------------------------                    --------------

Dr. Dino Dina                                  Date:

President and Chief Executive Officer

BERNA BIOTECH AG,                              Rehhagstrasse 79

                                               CH-3018 Berne, Switzerland

/s/ Daan Ellens
---------------------------

[Name] DAAN ELLENS                             Date: 28 October 2003

[Title]  CHIEF OPERATION OFFICER
         CEO, Rhein Biotech N.V.

/s/ Illegible
---------------------------

[Name] Illegible                               Date: 28 October 2003

[Title] Director Rhein Biotech NV

/s/ J. v. Manger - Koenig                      28 October 2003
---------------------------

Jorg von Manger - Koenig
Executive Vice President
Legal/Regulatory Affairs
Intellectual Property Rights

APPENDIX A

SPECIFICATION OF adr-HBsAg, EXTRA HIGHLY CONCENTRATED BULK

-   Not formaldehyde treated

-   No preservative (thimerosal) has been added.

NR.           TEST-ITEM               METHOD                  DIMENSIONS                    SPECIFICATIONS
--------------------------------------------------------------------------------------------------------------------
1.       Protein content         Lowry method           (Mu)g/mL                  1.8x10(3) < or = X < or = 2.6x10(3)
--------------------------------------------------------------------------------------------------------------------
2.       HBsAg protein content   ELISA                  % on protein              > or = 95
--------------------------------------------------------------------------------------------------------------------
3.       Polysaccharide content  Anthrone method        (Mu)g/100 (Mu)g protein   < or = 10
--------------------------------------------------------------------------------------------------------------------
4.       Lipid content           Sulfphospho            (Mu)g/100 (Mu)g protein   < or = 100
                                 vanillin method
--------------------------------------------------------------------------------------------------------------------
5.       Agents used for         determination by       (Mu)g/100 (Mu)g protein   < or =  50
         purification process:   spectrophotometer
         Tween 20 content
--------------------------------------------------------------------------------------------------------------------
6.       Agents used for         detection of           (Mu)g/20 (Mu)g protein    < or =  5
         purification process:   residual Cesium by
         CsCl content            ion chromatography
--------------------------------------------------------------------------------------------------------------------
7.       Endotoxin               LAL                    E.U./ 100 (Mu)g           < or = 10
                                                        protein
--------------------------------------------------------------------------------------------------------------------
8.       Sterility               Direct method or                                 Sterile
                                 Membrane filter
                                 method
--------------------------------------------------------------------------------------------------------------------
9.       Conclusion release      Pass
--------------------------------------------------------------------------------------------------------------------

APPENDIX B

COMMERCIAL DEVELOPMENT SCHEDULES: PROPHYLACTIC VACCINE AND THERAPEUTIC VACCINE

                   HEPATITIS B PROPHYLACTIC DEVELOPMENT PLAN

[***]

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX B

COMMERCIAL DEVELOPMENT SCHEDULES: PROPHYLACTIC VACCINE AND THERAPEUTIC VACCINE

                    HEPATITIS B THERAPEUTIC DEVELOPMENT PLAN

[***]

[***]=CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

APPENDIX C

Licensed Patents

Docket           Title                         Country         Serial No/Filing Date    Status
Number
Rhein Biotech    Process for preparing a         EP            Filed 25.07.1985         Granted 12.06.1991 as EP
                                                                                        173 378

                 Polypeptide by culturing a                                             Granted 31.08.1993 as US
                 transformed                     US            Filed 24.09.1990         5,240,838

                 Microorganism suitable          US            Filed 07.06.1995         Granted 21.04.1998 as US
                                                                                        5,741,672

                 Therefore and DNA sequences
                 suitable for preparing such     JP                                     Granted as JP 2 592 444
                 microorganism
                                                 JP                                     Granted as JP 2 675 202

                                                 JP                                     Granted as JP 2 575 284

                                                 DK                                     Pending

                                                 CA                                     pending

Rhein Biotech    DNA molecules coding for        EP            Filed 17.07.1987         Granted 18.05.1994 as
                 FMDH control regions and                                               EP 299 108       Granted
                 structured gene for a           US            Filed 03.03.1992         14.02.1995 as US
                 protein having FMDH                                                    5,389,525        Granted
                 activity and their uses         CA            Filed 28.10.1988         25.03.1997 as CA
                                                                                        1,339,012        Granted

                                                 JP            Filed 01.11.1988         02.06.2000 as JP 307 299
                                                                                        3         Granted
                                                 BR            Filed 17.10.1996         01.08.2000 as BR PI
                                                                                        1100065-1
                                                 CL            Filed 24.09.1996         Pending

                                                 DK            Filed 26.10.1988         Pending